SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Dreman International Value Fund
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The following information replaces the existing disclosure contained in the “Compensation of Portfolio Managers,” and “Fund Ownership of Portfolio Managers” and “Conflicts of Interest” subsections under the “Management of the Fund” section of the fund’s Statement of Additional Information.

Compensation of Portfolio Managers

The fund has been advised that the sub-advisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund’s benchmark. The plan is made up of a fixed salary component, a variable bonus component, comprehensive benefits, a profit sharing plan and the possibility of ownership in the firm. The variable bonus allows us to compensate our investment professionals based on results, which aligns their interests directly with our clients’ interests.

Base salaries are a factor of job function. We offer competitive pay by many measures including compensation surveys complied for the asset management industry and the broader financial services industry.

Variable bonuses, which are based on performance, may include some or all of the following components: cash, stock appreciation rights and outright stock grants. There are many measures of performance. For portfolio managers and analysts, success is defined largely by their ability to generate superior investment results for our clients relative to their benchmarks, peer group and client objectives. For our client service team, important factors are retention and other measures of general client satisfaction.

In addition to offering employees a comprehensive compensation package with full benefits (medical, dental, vision, disability, vacation, profit sharing), we are committed to maintaining a rewarding work environment that fosters teamwork, innovation and camaraderie. We offer continuing education and training to our professionals and actively encourage people to avail themselves of those resources. Importantly, we know that workplace diversity provides real benefits to our firm and clients and we strive to maintain a professional environment supportive of that diversity.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each portfolio manager in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned

David N. Dreman E. Clifton Hoover, Jr. Wesley Wright	$0 $0 $0	$0 $0 $0

Conflicts of Interest

The sub-advisor manages clients’ accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the sub-advisor utilizes a model portfolio and rebalances client’s accounts whenever changes are made to the model portfolio. In addition the sub-advisor aggregates its trades and allocates the trades to all clients’ accounts in an equitable manner. The sub-advisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the sub-advisor seek to eliminate conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The sub-advisor does not receive any performance-based fees from any of its accounts with the exception of hedge funds that are managed by an affiliated firm. The hedge funds are treated like all other client account and trades done for the fund are generally aggregated with trades done for its other client accounts.

The sub-advisor’s investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts

David N. Dreman E. Clifton Hoover, Jr. Wesley Wright	12 11 1	$3,000,000,000 $3,000,000,000 $300,000	0 0 0	$0 $0 $0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts

David N. Dreman E. Clifton Hoover, Jr. Wesley Wright	1 0 0	$88,000,000 $0 $0	0 0 0	$0 $0 $0

Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts

David N. Dreman E. Clifton Hoover, Jr. Wesley Wright	80 61 7	$892,000,000 $740,000,000 $35,000,000	0 0 0	$0 $0 $0

Please Retain This Supplement for Future Reference

September 22, 2010